SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________
FORM 8-K
______________

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2016

CCO Holdings, LLC
CCO Holdings Capital Corp.
(Exact name of registrants as specified in their charters)

Delaware
Delaware
(State or other jurisdiction of incorporation or organization)

001-37789	86-1067239
333-112593-01	20-0257904
(Commission File Number)	(I.R.S. Employer Identification Number)

400 Atlantic Street
Stamford, Connecticut 06901
(Address of principal executive offices including zip code)

(203) 905-7801
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.
On May 18, 2016,  the transactions contemplated by the Agreement and Plan of Mergers, dated as of May 23, 2015, by and among Time Warner Cable Inc. (“TWC”), Charter Communications, Inc. (“Legacy Charter”), CCH I, LLC (“New Charter”), Nina Corporation I, Inc., Nina Company II, LLC, and Nina Company III, LLC were completed (the “TWC Transactions”). Following the consummation of the TWC Transactions, New Charter became the new public company parent that holds the operations of the combined companies and changed its name to “Charter Communications, Inc.”

In addition, on May 18, 2016, New Charter and Advance/Newhouse Partnership, the former parent of Bright House Networks, LLC (“Bright House”), completed their previously announced transaction in which New Charter acquired Bright House (together with the TWC Transactions, the “Transactions”). Following the consummation of the Transactions, the equity interests of CCO Holdings, LLC (“CCO Holdings”) are no longer wholly owned by Legacy Charter or by New Charter. In connection therewith, CCO Holdings is filing consolidated financial information for the years ended December 2015, 2014 and 2013 and the three months ended March 31, 2016 and 2015, respectively, and its Management’s Discussion and Analysis of Financial Condition and Results of Operations for the same periods, as exhibits to this Current Report on Form 8-K. As part of the closing of the TWC Transactions, TWC, including certain debt, became an indirect subsidiary of CCO Holdings. Please see the Current Report on Form 8-K of CCO Holdings filed May 24, 2016 for a description of this debt, including CCO Holdings’ guarantee of the debt.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description
99.1*	CCO Holdings, LLC Management’s Discussion and Analysis of Financial Condition and Results of Operations for the years ended December 31, 2015, 2014 and 2013
99.2*	CCO Holdings, LLC Consolidated Financial Statements for the years ended December 31, 2015, 2014 and 2013
99.3*	CCO Holdings, LLC Management’s Discussion and Analysis of Financial Condition and Results of Operations for the three months ended March 31, 2016 and 2015
99.4*	CCO Holdings, LLC Consolidated Financial Statements for the three months ended March 31, 2016 and 2015

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, CCO Holdings, LLC and CCO Holdings Capital Corp. have duly caused this Current Report to be signed on their behalf by the undersigned hereunto duly authorized.

CCO Holdings, LLC
Registrant
By: CHARTER COMMUNICATIONS, INC., Sole Manager

	By:	/s/ Kevin D. Howard
Kevin D. Howard
Date: June 6, 2016		Senior Vice President - Finance, Controller and
Chief Accounting Officer

CCO Holdings Capital Corp.
Registrant

	By:	/s/ Kevin D. Howard
Kevin D. Howard
Date: June 6, 2016		Senior Vice President - Finance, Controller and
Chief Accounting Officer

Exhibit Index

Exhibit Number	Description
99.1*	CCO Holdings, LLC Management’s Discussion and Analysis of Financial Condition and Results of Operations for the years ended December 31, 2015, 2014 and 2013
99.2*	CCO Holdings, LLC Consolidated Financial Statements for the years ended December 31, 2015, 2014 and 2013
99.3*	CCO Holdings, LLC Management’s Discussion and Analysis of Financial Condition and Results of Operations for the three months ended March 31, 2016 and 2015
99.4*	CCO Holdings, LLC Consolidated Financial Statements for the three months ended March 31, 2016 and 2015

* Filed herewith